UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2017
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 21, 2017, the Board of Directors of Forest City Realty Trust, Inc. (the "Company") appointed Z. Jamie Behar as an independent "Class B" Director to fill a vacancy on the Board of Directors. Ms. Behar will stand for re-election at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”). She will receive the standard compensation for nonemployee directors and be eligible to participate in the Deferred Compensation Plan for Nonemployee Directors described in the Company’s most recent preliminary proxy statement for the Annual Meeting, which is included the Company’s Registration Statement on Form S-4, and Amendment No. 1 thereto (the “Registration Statement”) as filed with the Securities Exchange Commission (“SEC”) on March 3, 2017 and April 14, 2017, respectively. The Registration Statement has not yet become effective. Ms. Behar was elected at the recommendation of the Corporate Governance and Nominating Committee of the Board of Directors, which engaged an independent search firm to assist in the identification and evaluation of independent director candidates. Ms. Behar was not selected as a director pursuant to any arrangement or understanding with any other person.

Item 8.01. Other Events

On April 21, 2017, the Board of Directors of the Company approved the nomination of Craig Macnab as an independent “Class B” Director to stand for election in place of Stan Ross, who informed the Company that he would not stand for re-election at the Annual Meeting. Mr. Macnab was nominated at the recommendation of the Corporate Governance and Nominating Committee of the Board of Directors, based on the evaluation and identification of independent director candidates conducted by the independent search firm. Mr. Macnab was not selected as a nominee pursuant to any arrangement or understanding with any other person.

A copy of the press release announcing the director appointment and nominations is included as Exhibit 99.1 to this Current Report on Form 8-K.

Important information

The directors, director nominees and executive officers of the Company and other persons may be deemed to be participants in the solicitation of proxies from stockholders in respect of the matters to be considered at the Annual Meeting. Information regarding the Company’s directors and executive officers is available in the Company’s most recent definitive proxy statement, dated April 7, 2016, for the Annual Meeting of Stockholders held on May 25, 2016, which was filed with the SEC on April 7, 2016, and the Company’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement/prospectus when it becomes available. In connection with the Company’s 2017 Annual Meeting, the Company has filed with the SEC the Registration Statement, which contains a preliminary proxy statement/prospectus. The Registration Statement has not yet become effective. After the Registration Statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to stockholders. Stockholders are urged to read the proxy statement/prospectus when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement/prospectus (when available), as well as other filings containing information about the Company, without charge, at the SEC’s website, www.sec.gov, and on the Investor Relations page of the Company’s website at http://ir.forestcity.net/

Item 9.01. Exhibits

(d) Exhibits

Exhibit Number		Description
99.1	—	Press Release dated April 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	April 24, 2017

EXHIBIT INDEX

Exhibit Number		Description
99.1	—	Press Release dated April 24, 2017.